Exhibit 10.3

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement"), dated as of September 1, 2005 is between and among ATRION CORPORATION, a Delaware corporation ("Atrion"), ATRION MEDICAL PRODUCTS, INC., an Alabama corporation ("AMI"), HALKEY-ROBERTS CORPORATION, a Florida corporation ("Halkey-Roberts"), QUEST MEDICAL, INC., a Texas corporation ("Quest"), ALATENN PIPELINE COMPANY, LLC, an Alabama limited liability company (successor by conversion to AlaTenn Pipeline Company, Inc. an Alabama corporation) ("AlaTenn"), and ATRION LEASING COMPANY, LLC, an Alabama limited liability company (successor by conversion to Atrion Leasing Company, Inc. an Alabama corporation) ("ALI") (individually, a "Borrower," and collectively, the "Borrowers") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to SouthTrust Bank, an Alabama banking corporation, successor by conversion to SouthTrust Bank, National Association, a national banking association(the "Lender").

RECITALS:

Borrowers, Atrion International, Inc., a U.S. Virgin Islands corporation ("AII" and collectively with Borrowers, the "Prior Borrowers"), and Lender are parties to that certain Loan and Security Agreement dated November 12, 1999, as amended by that certain Amendment to Loan and Security Agreement dated as of December 26, 2001 and by that certain Second Amendment to Loan and Security Agreement dated November 7, 2003 (as amended, the "Loan Agreement"), pursuant to which the Lender established a Credit Facility for the Prior Borrowers' benefit in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000). All defined terms used in this Agreement without definition shall have the meanings ascribed to them in the Loan Agreement. In order to further evidence the Credit Facility, the Prior Borrowers executed and delivered to Lender the Line of Credit Promissory Note dated November 12, 1999 in the original stated principal amount of $18,500,000, as amended by that certain Note Extension Agreement dated August 31, 2001, by that certain Second Amendment to Line of Credit Promissory Note dated December 26, 2001 (which such Second Amendment, among other things, increased the principal balance of the Line of Credit Note to $25,000,000), and by that certain Third Amendment to Line of Credit Promissory Note dated November 7, 2003 (the "Line of Credit Note"), evidencing the Line of Credit Loan portion of the Credit Facility. To date, no Term Loans or Letters of Credit exist under the Credit Facility.

AII terminated its corporate existence effective September 27, 2004 pursuant to the "Certificate of Amendment to the Articles of Incorporation of Atrion International, Inc." which was filed September 22, 2004, and certified by the Lieutenant Governor of the Virgin Islands on September 30, 2004.

Borrowers have requested that the Termination Date be extended from November 12, 2006 until November 12, 2009. Lender has agreed to such extension.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.            Termination Date. Pursuant to that certain Fourth Amendment to Line of Credit Promissory Note dated of even date herewith, the Termination Date has been extended from November 12, 2006 until November 12, 2009. Accordingly, the definition "Termination Date" as the same appears in Section 1.1 of the Loan Agreement is modified and amended by deleting the date of November 12, 2006 and inserting in lieu thereof November 12, 2009.

2.            Line of Credit Note. Contemporaneously herewith, Borrowers and Lender have entered into the Fourth Amendment to Line of Credit Promissory Note. All references in the Loan Agreement to the Line of Credit Note shall refer to the Line of Credit Note, as so amended.

3.            Borrowing Entities. AII, one of the Prior Borrowers, is dissolved and no longer in existence. The Loan Agreement, Line of Credit Note, and other Loan Documents are hereby amended retroactively such that, effective September 27, 2004, any references in the Loan Agreement, Line of Credit Note, or other Loan Documents to "Borrowers" shall be deemed to collectively refer to Atrion, AMI, Halkey-Roberts, Quest, AlaTenn and ALI.

4.            Confirmation of Obligations. Except as herein modified, the Loan Agreement shall remain in full force and effect, and the Loan Agreement is hereby ratified and affirmed in all respects.

5.            No Novation and No Release of Collateral. The execution and delivery of this Agreement shall not be interpreted or construed as, and in fact does not constitute, a novation, payment, or satisfaction of all or any portion of the Loan Agreement; rather, this Agreement is strictly amendatory in nature. The execution, delivery, and performance of this Agreement shall not operate to release any Collateral securing the Credit Facility nor modify or otherwise affect the lien and security interest held by Lender in and to such Collateral.

6.            Counterparts. This Agreement may be executed in multiple counterparts and using multiple signature pages and shall be binding and enforceable at such time as each party has executed a counterpart of this Agreement. The signature of any party to a counterpart of this Agreement shall bind such party to the same extent as if all parties executed a single original hereof.

7.           Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party to this Agreement by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured or dictated such provision.

8.           Integration. Borrowers acknowledge and agree that no promises, agreements, understandings, or commitments of any nature whatsoever have been made by or on behalf of Lender in respect to the Credit Facility and the Loan Agreement, except as set forth herein. Specifically, Borrowers acknowledge and agree that Lender has made no agreement, and is in no way obligated, to grant any extension, indulgence, forbearance, or consent with respect to the Credit Facility or any matter relating to the Credit Facility, except as specifically set forth herein.

9.           Severability. If any provisions of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

10.           Controlling Law. THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ALABAMA. ONE OF THE LENDER'S PLACES OF BUSINESS IS LOCATED IN JEFFERSON COUNTY IN THE STATE OF ALABAMA, AND THE BORROWERS AGREE THAT THE CREDIT FACILITY SHALL BE FUNDED FROM AND THIS AGREEMENT SHALL BE HELD BY LENDER AT SUCH PRINCIPAL PLACE OF BUSINESS, AND THE HOLDING OF THIS AGREEMENT BY LENDER THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF BORROWERS WITH JEFFERSON COUNTY AND THE STATE OF ALABAMA FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY AND STATE.

11.            Waiver of Jury Trial. BORROWERS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATED TO LOAN OBLIGATION, THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT, OR IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND BORROWERS WITH RESPECT TO THE LOAN OBLIGATIONS, THIS AGREEMENT, AND ANY OTHER LOAN DOCUMENT, OR IN CONNECTION WITH THE TRANSACTIONS RELATED HERETO OR CONTEMPLATED HEREBY OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES WITH RESPECT TO THE LOAN OBLIGATIONS, THIS AGREEMENT, OR OTHERWISE, OR THE CONDUCT OF THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWERS ACKNOWLEDGE THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF THE BORROWERS IRREVOCABLY TO WAIVE THEIR RIGHTS TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWERS AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

[Signatures on Following Pages]

IN WITNESS WHEREOF, Borrowers and Lender have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

BORROWERS:

ATRION CORPORATION, a Delaware corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ATRION MEDICAL PRODUCTS, INC.,
an Alabama corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

HALKEY-ROBERTS CORPORATION, a Florida corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

QUEST MEDICAL, INC., a Texas corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ALATENN PIPELINE COMPANY, LLC, an Alabama limited liability company

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ATRION LEASING COMPANY, LLC, an Alabama limited liability company

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association

By: /s/ Clint Bryant
Print: Clint Bryant
Its: Vice President